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                                  EXHIBIT 10.2

                           Kellstrom Industries, Inc.

      Warrant for the Purchase of Shares of Common Stock

 No.                                                              87,500 Shares

               FOR VALUE RECEIVED, Kellstrom Industries, Inc., a Delaware corporation (the "Company"), hereby certifies that Aero Support USA Inc. ("Aero Support") or its permitted assigns, is entitled to purchase from the Company, at any time or from time to time commencing on September 10, 1997 (the "Commencement Date") and prior to 5:00 P.M., New York City time, on September 9, 2002 (the "Exercise Period"), eighty-seven thousand five hundred (87,500), subject to adjustment as hereinafter provided, fully paid and non-assessable shares of the common stock, $.001 par value per share, of the Company for an aggregate purchase price of $1,662,500 (computed on the basis of $19.00 per share). (Hereinafter, (i) said common stock, together with any other equity securities which may be issued by the Company with respect thereto or in substitution therefor, is referred to as the "Common Stock," (ii) the shares of the Common Stock purchasable hereunder or under any other Warrant (as hereinafter defined) are referred to individually as a "Warrant Share" and collectively as the "Warrant Shares," (iii) the aggregate purchase price payable for the Warrant Shares hereunder is referred to as the "Aggregate Warrant Price," (iv) the price payable for each of the Warrant Shares hereunder is referred to as the "Per Share Warrant Price," (v) this Warrant, all similar Warrants issued on the date hereof to Aero Support in connection with the Purchase Agreement, dated September 10, 1997, by and among the Company, Aero Support Holdings, Inc., Aero Support USA Inc, Zvi Bar-On, Mordechai Markowicz and Michael Navon, and all Warrants hereafter issued in exchange or substitution for this Warrant or such similar Warrants are referred to as the "Warrants" and
(vi) the holder of this Warrant is referred to as the "Holder" and the holder of this Warrant and all other Warrants or Warrant Shares issued upon the exercise of any Warrant are referred to as the "Holders.") The Aggregate Warrant Price is not subject to adjustment. The Per Share Warrant Price is subject to adjustment as hereinafter provided; in the event of any such adjustment, the number of Warrant Shares shall be adjusted by dividing the Aggregate Warrant Price by the Per Share Warrant Price in effect immediately after such adjustment.

               1. Exercise of Warrant. (a) This Warrant may be exercised in whole at any time or in part from time to time, beginning on the Commencement Date and prior to 5:00 P.M., New York City time, on September 9, 2002, by the Holder by the surrender of this Warrant (with the subscription form or the cashless exercise notice, as applicable, at the end hereof, or a reasonable facsimile thereof, duly executed) at the address set forth in Subsection 10(a) hereof, together with proper payment of the Aggregate Warrant Price, or the proportionate part hereof if this Warrant is exercised in part. Payment for Warrant Shares shall be made at the election of the Holder, either (i) by certified or official bank check payable to the order of the Company or (ii) with a Cashless Exercise Form annexed hereto (or a reasonable facsimile thereof) duly executed (a "Cashless Exercise"). Presentation of the Cashless Exercise Form and surrender of this Warrant shall be deemed a waiver of the Holder's obligation to pay all of the Aggregate Warrant Price, or the applicable portion thereof with respect to a partial exercise. In the event of a Cashless Exercise, the Holder shall exchange its Warrant for that number of shares of Common Stock determined by multiplying the number of Warrant Shares being exercised by a fraction, the numerator of which shall be the difference between the then current market price per share of the Common Stock and the Per Share Warrant Price, and the denominator of which shall be the then current market price per share of Common Stock. For purposes of any computation under this Section 1(a)(ii), the then current market price per share of Common Stock at any date shall be deemed to be the average for the five consecutive business days immediately prior to the Cashless Exercise of the daily closing prices of the Common Stock on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or if not listed or admitted to trading on any such exchange, the closing prices as reported by the Nasdaq National Market, or if not then listed on the Nasdaq National Market, the average of the highest reported bid and lowest reported asked prices as reported by the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ")


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or if not then publicly traded, the fair market price of the Common Stock as determined by the Board of Directors.

        (b) If this Warrant is exercised in part, this Warrant must be exercised for a number of whole shares of the Common Stock, and the Holder is entitled to receive a new Warrant covering the Warrant Shares which have not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Warrant Shares. Upon such surrender of this Warrant, the Company will, as promptly as practicable, (a) issue a certificate or certificates in the name of the Holder (or any designee of the Holder to whom the Warrant is transferred in accordance with Section 6 hereof) for the largest number of whole shares of the Common Stock to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, pay to the Holder cash in an amount equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors of the Company shall determine), and (b) deliver the other securities and properties receivable upon the exercise of this Warrant, or the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant.

               2. Reservation of Warrant Shares; Listing. The Company agrees that, prior to the expiration of this Warrant, the Company will at all times (a) have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the shares of the Common Stock and other securities and properties as from time to time shall be receivable upon the exercise of this Warrant, free and clear of all restrictions on sale or transfer and free and clear of all preemptive rights and rights of first refusal and (b) if the Company hereafter lists its Common Stock on any national securities exchange, keep the shares of the Common Stock receivable upon the exercise of this Warrant authorized for listing on such exchange upon notice of issuance.

               3. Protection Against Dilution. (a) In case the Company shall hereafter (i) pay a dividend or make a distribution on its capital stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of its Common Stock any shares of capital stock of the Company, the Per Share Warrant Price shall be adjusted so that the Holder upon the exercise hereof shall be entitled to receive the number of shares of Common Stock or other capital stock of the Company which he would have owned immediately following such action had such Warrant been exercised immediately prior thereto. An adjustment made pursuant to this Subsection 3(a) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

        (b) If, at any time or from time to time after the date of this Warrant, the Company shall issue or distribute to the holders of shares of Common Stock evidences of its indebtedness, any other securities of the Company or any cash, property or other assets (excluding a subdivision, combination or reclassification, or dividend or distribution payable in shares of Common Stock, referred to in Subsection 3(a), and also excluding cash dividends or cash distributions paid out of net profits legally available therefor if the full amount thereof, together with the value of other dividends and distributions made substantially concurrently therewith or pursuant to a plan which includes payment thereof, is equivalent to not more than a cumulative amount equal to 15% of the Company's net worth) (any such nonexcluded event being herein called a "Special Dividend"), the Per Share Warrant Price shall be adjusted by multiplying the Per Share Warrant Price then in effect by a fraction, the numerator of which shall be the then current market price (as defined above) of the Common Stock less the fair market value (as determined in good faith by the Company's Board of Directors) of the evidences of indebtedness, cash, securities or property, or other assets issued or distributed in such Special Dividend applicable to one share of Common Stock and the denominator of which shall be such then current market price per share of Common Stock. An adjustment made pursuant to this Subsection 3(b) shall become effective immediately after the record date of any such Special Dividend.

        (c) In case of any capital reorganization or reclassification, or any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another entity of the property of the Company


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as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), the Holder of this Warrant shall have the right thereafter to receive on the exercise of this Warrant the kind and amount of securities, cash or other property which the Holder would have owned or have been entitled to receive immediately after such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance had this Warrant been exercised immediately prior to the effective date of such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section 3 with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth in this
Section 3 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. The above provisions of this Subsection 3(c) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, statutory exchanges, sales or conveyances. The issuer of any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant shall be responsible for all of the agreements and obligations of the Company hereunder. Notice of any such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and of said provisions so proposed to be made, shall be mailed to the Holders of the Warrants not less than 15 days prior to such event.

        (d) No adjustment in the Per Share Warrant Price shall be required unless such adjustment would require an increase or decrease of at least $0.05 per share of Common Stock; provided, however, that any adjustments which by reason of this Subsection 3(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided further, however, that adjustments shall be required and made in accordance with the provisions of this Section 3 (other than this Subsection 3(d)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the Holder of this Warrant or Common Stock issuable upon exercise hereof. All calculations under this Section 3 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be. Anything in this Section 3 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Per Share Warrant Price, in addition to those required by this Section 3, as it in its discretion shall deem to be advisable in order that any stock dividend, subdivision of shares or distribution of rights to purchase stock or securities convertible or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable.

        (e) If the Board of Directors of the Company shall (i) declare any dividend or other distribution with respect to the Common Stock, other than a cash dividend subject to the first parenthetical in Subsection 3(b), (ii) offer to the holders of shares of Common Stock any additional shares of Common Stock, any securities convertible into or exercisable for shares of Common Stock or any rights to subscribe thereto, or (iii) propose a dissolution, liquidation or winding up of the Company, the Company shall mail notice thereof to the Holders of the Warrants not less than 15 days prior to the record date fixed for determining stockholders entitled to participate in such dividend, distribution, offer or subscription right or to vote on such dissolution, liquidation or winding up.

        (f) If, as a result of an adjustment made pursuant to this Section 3, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a written notice to the Holder of any Warrant promptly after such adjustment) shall in good faith determine the allocation of the adjusted Per Share Warrant Price between or among shares or such classes of capital stock or shares of Common Stock and other capital stock.

        (g) Whenever the Per Share Warrant Price is adjusted as provided in this
Section 3 and upon any modification of the rights of the Holder of Warrants in accordance with this Section 3, the Company shall promptly cause its Chief Financial Officer to provide a notice to the Holder setting forth the Per Share Warrant Price and the number of Warrant Shares after such adjustment or the effect of such


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modification, a brief statement of the facts requiring such adjustment or modification and the manner of computing the same.

               4. Fully Paid Stock; Taxes. The Company agrees that the shares of the Common Stock, or any other capital stock, represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive rights or rights of first refusal, and the Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per share of the Common Stock is at all times equal to or less than the then Per Share Warrant Price. The Company further covenants and agrees that it will pay, when due and payable, any and all Federal and state stamp, original issue or similar taxes which may be payable in respect of the issue of any Warrant Share or certificate therefor.

               5.  Registration Under Securities Act of 1933.

        (a) The Company agrees that if, at any time during the period beginning on the Commencement Date and ending on the third anniversary of the date the Warrants are exercised in full, the Holder and/or the Holders of any other Warrants and/or Warrant Shares who or which shall hold not less than 50% of the Warrants and/or Warrant Shares outstanding at such time and not previously sold pursuant to this Section 5 shall request that the Company file, under the Securities Act of 1933 (the "Act"), a registration statement under the Act covering not less than 50% of the Warrant Shares issued or issuable upon the exercise of all of the Warrants and not so previously sold, the Company will (i) promptly notify each Holder of the Warrants and each holder of Warrant Shares not so previously sold that such registration statement will be filed and that the Warrant Shares which are then held, and/or may be acquired upon exercise of the Warrants by the Holder and such Holders, will be included in such registration statement at the Holder's and such Holders' request, (ii) cause such registration statement to be filed with the Securities and Exchange Commission (the "Commission") as soon as possible following such request and to cover all Warrant Shares which it has been so requested to include, (iii) use its best efforts to cause such registration statement to become effective as soon as practicable and (iv) take all other action necessary under any Federal or state law or regulation of any governmental authority to permit all Warrant Shares which it has been so requested to include in such registration statement to be sold or otherwise disposed of, and will maintain such compliance with each such Federal and state law and regulation of any governmental authority for the period necessary for such Holder to effect the proposed sale or other disposition. The Company shall be required to effect a registration or qualification pursuant to this Subsection 5(a) on one occasion only, it being agreed that a registration pursuant to this Subsection 5(a) shall not be deemed to have been effected unless a registration statement with respect thereto has become effective; provided that if such registration statement failed to become effective as a result of the decision of the Holder not to consummate, or the failure of the Holder to satisfy the conditions to, the sale of the Warrant Shares pursuant to such registration statement, the Company shall have no further obligation to effect a registration pursuant to this Subsection 5(a). Notwithstanding the foregoing, if the Holder exercises its right to request that a registration statement be filed pursuant to this Subsection 5(a) at a time when the Company in good faith as evidenced by a Board resolution believes that a public offering of Common Stock would materially impair a pending financing or other material transaction of the Company, the Company shall have the right to defer filing a Registration Statement hereunder for a period not to exceed 90 days.

        (b) The Company agrees that if (without any obligation to do so), at any time and from time to time during the period beginning on the Commencement Date and ending on the third anniversary of the date the Warrants are exercised in full, the Board of Directors of the Company shall authorize the filing of a registration statement (any such registration statement being hereinafter called a "Subsequent Registration Statement") under the Act (otherwise than pursuant to Subsection 5(a) hereof, or other than a registration statement on Form S-4 or Form S-8 or other form which does not include substantially the same information as would be required in a form for the general registration of securities) in connection with the proposed offer of any of its securities by it or any of its stockholders, the Company will (i) promptly notify the Holder and each of the Holders, if any, of other Warrants and/or Warrant Shares not previously sold pursuant to this Section 5 that such Subsequent Registration Statement will be filed and that


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the Warrant Shares which are then held, and/or which may be acquired upon the exercise of the Warrants, by the Holder and such Holders, will, at the Holder's and such Holders' request, be included in such Subsequent Registration Statement, (ii) upon the written request of a Holder made within 15 days after the giving of such notice by the Company, include in the securities covered by such Subsequent Registration Statement all Warrant Shares which it has been so requested to include, and (iii) take all other action necessary under any Federal or state law or regulation of any governmental authority to permit all Warrant Shares which it has been so requested to include in such Subsequent Registration Statement to be sold or otherwise disposed of, and will maintain such compliance with each such Federal and state law and regulation of any governmental authority for the period necessary for the Holder and such Holders to effect the proposed sale or other disposition. Notwithstanding the foregoing, the Company shall be under no obligation to cause such Subsequent Registration Statement to become effective.

               (c) Whenever the Company is required pursuant to the provisions of this Section 5 to include Warrant Shares in a registration statement, the Company shall (i) furnish each Holder of any such Warrant Shares and each underwriter of such Warrant Shares with such copies of the prospectus, including the preliminary prospectus, conforming to the Act (and such other documents as each such Holder or each such underwriter may reasonably request) in order to facilitate the sale or distribution of the Warrant Shares, (ii) use its best efforts to register or qualify such Warrant Shares under the blue sky laws (to the extent applicable) of such jurisdiction or laws (to the extent applicable) of such jurisdiction or jurisdictions as the Holders of any such Warrant Shares and each underwriter of Warrant Shares being sold by such Holders shall reasonably request and (iii) take such other actions as may be reasonably necessary or advisable to enable such Holders and such underwriters to consummate the sale or distribution in such jurisdiction or jurisdictions in which such Holders shall have reasonably requested that the Warrant Shares be sold.

               (d) The Company shall pay all expenses incurred in connection with any registration statement or other action pursuant to the provisions of this Section 5, other than underwriting discounts, applicable transfer taxes relating to the Warrant Shares and the fees and expenses of counsel for the Holders of the Warrant Shares.

               (e) In connection with any public offering by the Company involving an underwriting of its securities effected pursuant to Section 5(b) hereof, the Company shall not be required to include in such registration any Warrant Shares held by the Holder unless the Holder agrees to the terms of the underwriting agreement between the Company and the managing underwriter of such offering, which agreement may require that the Warrant Shares be withheld from the market by the Holders for a certain period after the effective date of the registration statement by which such public offering is being effected. Furthermore, the Company shall be obligated to include in such registration only the quantity of Warrant Shares, if any, as will not, in the opinion of the managing underwriter, jeopardize the success of the offering by the Company. If the managing underwriter for the offering advises the Company in writing that the total amount of securities sought to be registered by the Holders and other shareholders or warrantholders of the Company having similar registration rights (collectively, the "Kellstrom Shareholders") exceeds the amount of securities that can be offered without adversely affecting the offering by the Company or the Company's stockholders which had initially been included in such Subsequent Registration Statement, then the Company may reduce the number of shares to be registered by the Company for the Kellstrom Shareholders, including Warrant Shares, to a number satisfactory to such managing underwriter. Any such reduction shall be pro rata, based upon the total number of shares held by each Kellstrom Shareholder.

               (f) The Company will indemnify and hold harmless the Holder and any person or entity engaged by the Holder to sell the Holder's Warrant Shares, and each person, if any, who controls such persons or entities within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act") (collectively, a "Holder Indemnitee"), against any losses, claims, damages, liabilities or expenses (or actions, proceedings, or settlements in respect thereof) (joint or several) to which a Holder Indemnitee may become subject under the Act, the 1934 Act, or other federal or state law, insofar as such losses, claims, damages, liabilities or expenses (or actions, proceedings or settlements in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any


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preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; or (iii) the employment by the Company of any device, scheme or artifice to defraud or the engagement by the Company in any act, practice or course of business which operates or would operate as a fraud or deceit upon the purchasers of its securities pursuant to such registration statement. The Company will also reimburse each Holder Indemnitee in connection with investigating, defending, and settling any such loss, claim, damage, liability, or action.

               The indemnity agreement contained in this Subsection 5(h) shall not apply to amounts paid in settlement of any loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, delayed or conditioned, nor shall the Company be liable to any Holder Indemnitee for any loss, claim, damage, liability or action (i) to the extent that it arises solely out of or is based solely upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by or on behalf of the Holder or any agent of the Holder, which consent shall not be unreasonably withheld, or controlling person of either; or
(ii) in the case of a sale directly by the Holder (including a sale of such Warrant Shares through any underwriter retained by such Holder to engage in a distribution solely on behalf of such Holder), such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and the Holder failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Warrant Shares to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the Act.

               (g) The Holder will indemnify and hold harmless the Company, each of its employees, officers, directors or persons who control the Company within the meaning of the Act or the 1934 Act, and each agent or underwriter for the Company or any other person or entity engaged by the Company to sell the Company's securities offered in the registration statement, or any of their respective directors, officers, partners, agents, employees or control persons (collectively, a "Company Indemnitee") against any losses, claims, damages, liabilities or expenses (joint or several) to which the Company or any such Company Indemnitee may become subject under the Act, the 1934 Act, or other federal or state law, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereto) arise solely out of or are based solely up;on any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by or on behalf of the Holder expressly for use in connection with such registration; and each Holder will reimburse any legal or other expenses reasonably incurred by a Company Indemnitee in connection with investigating or defending any such loss, claim, damage, liability, or action. Notwithstanding the above, the amount of any losses, claims, damages, liabilities,legal fees and expenses to be paid by any Holder shall not exceed the amount of the proceeds received by the Holder from the sale of its Warrant Shares.

               The indemnity agreement contained in this Subsection 5(i) shall not apply to amounts paid in settlement of any loss, claim damage, liability, or action if such settlement is effected without the consent of the indemnifying Holder, which consent shall not be unreasonably withheld, delayed or conditioned nor, in the case of a sale directly by the Company of its securities (including a sale of such securities through any underwriter retained by the Company to engage in a distribution solely on behalf of the Company), shall the Holder be liable to the Company in any case in which such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and the Company failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the securities to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the Act.

               (h) (i) Promptly after receipt by an indemnified party under Subsections 5(h) and (i) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in,


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and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume and control the defense thereof with counsel mutually satisfactory to the indemnified and indemnifying parties, provided that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests (as reasonably determined by either party) between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if actually prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under Subsection 5(h) or (i), respectively, to the extent of such actual prejudice, but the failure to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under Subsection 5(h) or (i), respectively.

        (ii) The obligations of the Company and the Holders under Subsections 5(f) and (g), respectively, shall survive the completion of any offering of Warrant Shares made pursuant to a registration under this Agreement.

        (iii) The amount paid or payable by a party as a result of the losses, claims, damages, or liabilities (or actions or proceedings in respect thereof) referred to in Subsections 5(f) and (g) shall include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

               (i) If the indemnification provided for in the preceding subsections 5(f) or (g) is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall be entitled to contribution, except to the extent that contribution is not permitted under Section 11(f) of the Act. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate under the circumstances. Notwithstanding the provisions of this paragraph, the Holder shall not be required to contribute any amount in excess of the net proceeds received by the Holder from the sale of Warrant Shares. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        (j) The Holder, in addition to being entitled to exercise all rights provided in this Section 5, including recovery of damages, will be entitled to specific performance of its rights hereunder. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Section 5 and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

        (k) The Company shall not be obligated to register any Warrant Shares pursuant to this Section 5 at any time when the resale provisions of Rule 144 promulgated under the Act are available to the Holder with respect to the Warrant Shares without limitation as to volume; provided, however, that the Company shall file all reports required to be filed under the Act and the 1934 Act as set forth in paragraph (c) of Rule 144.

               6. Limited Transferability. This Warrant may not be sold, transferred, assigned or hypothecated by the Holder except in compliance with the provisions of the Act, and is so transferable only upon the books of the Company which it shall cause to be maintained for the purpose; provided, that the Company will cooperate with the Holder in the event that the Holder desires to effect a private placement of the Warrant. The Company may treat the registered Holder of this Warrant as he or it appears on the Company's books at any time as the Holder for all purposes. The Company shall permit any Holder of a Warrant or his duly authorized attorney, upon written request during ordinary business hours, to inspect and copy or make extracts from its books showing the registered holders of Warrants. All Warrants issued upon


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the transfer or assignment of this Warrant will be dated the same date as this
Warrant, and all rights of the Holder thereof shall be identical to those of the Holder.

               7. Loss, etc., of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

               8. Warrant Holder Not Shareholder. Except as otherwise provided herein, this Warrant does not confer upon the Holder any right to vote or to consent to or receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a stockholder, prior to the exercise hereof.

               9. Information to Holder. The Company agrees that it shall from time to time deliver to the Holder promptly after their becoming available copies of all financial statements, reports and proxy statements which the Company shall have sent to its stockholders generally.

               10. Notices. All notices and other communications required or permitted to be given under this Warrant shall be in writing and shall be deemed to have been duly given if delivered personally or by facsimile transmission, or sent by recognized overnight courier or by certified mail, return receipt requested, postage paid, to the parties hereto as follows:

                      (a) if to the Company at 14000 NW 4th Street, Sunrise,
               Florida 33325, Attn.: Chief Executive Officer, facsimile no. 954-845-0428, or such other address as the Company has designated in writing to the Holder, or

                      (b) if to the Holder at 44 Hudson Street, New York, New
               York 10013 Attn.: Mordechai Markowicz, or such other address or facsimile number as the Holder has designated in writing to the Company.

               11. Headings. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

               12. Applicable Law. This Warrant shall be governed by and construed in accordance with the law of the State of Delaware without giving effect to the principles of conflicts of law thereof.


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                                                   IN WITNESS WHEREOF, Kellstrom
Industries, Inc. has caused this Warrant to be signed by its President and its corporate seal to be hereunto affixed and attested by its Secretary this 10th day of September, 1997.

                                            KELLSTROM INDUSTRIES, INC.

                                            By: ________________________


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                                             ASSIGNMENT

               FOR VALUE RECEIVED ________________________ hereby sells, assigns and transfers unto ___________________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint __________________, attorney, to transfer said Warrant on the books of Kellstrom Industries, Inc.

Dated: ________________________       Signature: ____________________________

                                      Address: ______________________________

                                         PARTIAL ASSIGNMENT

               FOR VALUE RECEIVED ________________________ hereby assigns and transfers unto ___________________________ the right to purchase ________ shares of the Common Stock of _____________________ covered by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced thereby, and does irrevocably constitute and appoint __________________, attorney, to transfer that part of said Warrant on the books of Kellstrom Industries, Inc.

Dated: ________________________       Signature: ____________________________

                                      Address: ______________________________


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                                SUBSCRIPTION FORM
      (To be executed upon exercise of Warrant pursuant to Section 1(a)(i))

               The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and to purchase thereunder, _________ shares of Common Stock, as provided for in Section 1(a)(i), and tenders herewith payment of the purchase price in full in the form of cash or a certified or official bank check in the amount of $_________________.

               Please issue a certificate or certificates for such Common Stock in the name of, and pay any cash for any fractional share to:

                                            Name ______________________________

                                            (Please Print Name, Address and
                                             Social Security No.)

                                            Address ___________________________

                                                    ___________________________

                                                    ___________________________
                                                       Social Security Number

                                            Signature _________________________

                                            NOTE:  The above signature should
                                                   correspond exactly with the
                                                   name on the first page of
                                                   this Warrant or with the name
                                                   of the assignee appearing in
                                                   the assignment form
                                                   previously delivered to the
                                                   Company.

                                            Date ______________________________

               And if said number of shares shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder.


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                             CASHLESS EXERCISE FORM
                    (To be executed upon exercise of Warrant
                          pursuant to Section 1(a)(ii))

               The undersigned hereby irrevocably elects to surrender _______ shares purchasable under this Warrant for such shares of Common Stock issuable in exchange therefor pursuant to the Cashless Exercise provisions of the within Warrant, as provided for in Section 1(a)(ii) of such Warrant.

               Please issue a certificate or certificates for such Common Stock in the name of, and pay cash for fractional shares to:

                                                   Name ________________________

                                                   (Please Print Name, Address
                                                    and Social Security No.)

                                                   Address _____________________

                                                   Social ______________________
                                                   Security Number

                                                   Signature ___________________

                                                   NOTE:  The above signature
                                                          should correspond
                                                          exactly with the name
                                                          on the first page of
                                                          this Warrant or with
                                                          the name of the
                                                          assignee appearing in
                                                          the assignment form
                                                          previously delivered
                                                          to the Company.

                                                   Date_________________________

               And if said number of shares shall not be all the shares exchangeable or purchasable under the within Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of the shares purchasable thereunder.


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